SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 13, 2020

Date of Report (Date of earliest event reported)

SolarWindow Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-127953	59-3509694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Main Street, Suite 6, Vestal, New York	13850
(Address of principal executive offices)	(Zip Code)

(800) 213-0689

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 – Other Events

Item 8.01 Regulation FD Disclosure

SolarWindow Technologies, Inc. (the ‘Company”) will rely on the Securities and Exchange Commission’s Release No. 34-88318 under Section 36 of the Securities Exchange Act of 1934 Granting Exemptions From Specified Provisions of the Exchange Act and Certain Rules Thereunder dated March 4, 2020 (the “SEC Release”) to delay the filing of its Quaterly Financial Report on Form 10-Q for the period ended February 29, 2020.

The Company’s headquarters are located in Vestal, New York. The Company’s outside general legal counsel and independent registered certified public accounting firm are also located in New York, New York. The Governor of the State of New York announced statewide stay at home orders in an attempt to prevent the further spread of COVID-19 in the state. The Company has not had the ability to easily manage work during this time period. Furthermore, many of the Company’s Officers and other related adivsors to the subject matter of the Company’s Form 10-Q are, subject to government mandate, closed. This has, in turn, delayed the Company’s ability to execute on and complete its Form 10-Q.

Subject to continued Government imposed stay at home requirements and maintaining compliance with related government mandates regarding the COVID-19 pandemic, the Company estimates that it may be able to file the Form 10-Q on or before April 30, 2020.

The reason the Form 10-Q cannot be filed timely does not relate to the inability of any person, other than the Company, to furnish any required opinion, report, or certification.

In light of the current COVID-19 pandemic, and in compliance with the SEC Release, the Company will be including the following Risk Factor in its Report (in Part II- Other Information--Item 1A Risk Factors):

“At this time it is not possible to fully assess the impact of the COVID-19 pandemic on the Company’s operations and capital requirements. Should the COVID-19 pandemic continue, it may adversely affect the Company’s ability to (i) retain employees and consultants; (ii) obtain additional financing on terms acceptable to the Company, if at all; (iii) delay regulatory submissions and approvals; (iv) delay, limit or preclude the Company from securing manufacting sites or partnerships; (v) delay, limit or preclude the Company from achieving technology or product development goals, milestones, or objectives; and (vi) preclude or delay entry into joint venture or partnership arrangements. The occurrence of any one or more of such events may affect the Company’s ability to continue on its pathway to commercialization of its SolarWindow technology or products.”

The Company’s priority and commitment is to the health and security of its team members, their families and its partners, while its important work continues through this unprecedented event.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on April 13, 2020.

SolarWindow Technologies, Inc.

By:	/s/ John Conklin
Name: John Conklin
Title: President and Chief Executive Officer